Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of J. Alexander’s Corporation (the “Company”) on Form 10-Q for the quarter ended March 29, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/     Lonnie J. Stout II
Lonnie J. Stout II
Chairman of the Board, Chief Executive Officer and President
May 13, 2009
/s/     R. Gregory Lewis
R. Gregory Lewis
Vice President, Chief Financial Officer and Secretary
May 13, 2009